Nasdaq: LBAI Thomas J. Shara, President & CEO Joseph F. Hurley, EVP & CFO Third Quarter 2010 Exhibit 99.1 * * * * *

Lakeland Bancorp, Inc.

We're simplifying banking.™

Statement Regarding Forward-Looking Information

The information disclosed in this document includes various forward-looking statements that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1994 with respect to credit quality (including delinquency trends and the allowance for loan and lease losses), corporate objectives, and other financial and business matters. The words "anticipates", "projects", "intends", "estimates", " expects", "believes", "plans", "may", "will", "should", "could", and other similar expressions are intended to identify such forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks, and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements.

In addition to the risk factors disclosed elsewhere in this document, the following factors, among others, could cause the Company's actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company's markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislature affecting the financial services industry, government intervention in the U.S. financial system, passage by the U.S. Congress of legislation which unilaterally amends the terms of the U.S. Department of the Treasury's preferred stock investment in the Company, changes in the levels of market interest rates, pricing pressures of the loan and deposit products, credit risks of the Company's lending and leasing activities, customers' acceptance of the Company's products and services competition.

The above-listed risk factors are not necessarily exhaustive, particularly as to possible future events, and new risk factors may emerge from time to time. Certain events may occur that could cause the Company's actual results to be materially different than those described in the Company's periodic filings with the Securities and Exchange Commission. Any statements made by the Company that are not historical facts should be considered to be forward-looking statements. The Company is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

Lakeland Bancorp, Inc.

Corporate Profile

- $2.8 Billion Commercial Bank
- 3rd largest publicly held commercial bank headquartered in New Jersey (5th largest including thrifts)
- 41-year history
- 48 branches



Lakeland Bank
Corporate Headquarters
Lakeland Bank
Corporate Headquarters

Lakeland Bancorp, Inc.

Re-branding


Lakeland Bank
ATM
7:33


Lakeland Bank


Lakeland Bank
Drive Up ATM


Lakeland Bank
ATM

Lakeland Bancorp, Inc.

Total Assets

(Dollars in millions)



$2,264
$2,514
$2,643
$2,724
$2,769
2006
2007
2008
2009
9/30/10

Lakeland Bancorp, Inc.

Stockholder Information ("LBAI")

- Market Cap - $220 million
- 24.0 million Shares Outstanding (21.5 million float)
- 3,600 Registered Shareholders
- 56,000 Average Daily Share Volume YTD
- 16% Insider Ownership
- 30% Institutional Ownership
- 2.63% Dividend Yield (Increased Dividend 4Q 2010)
- Price / BV - 0.98
  Price / TBV - 1.62
  P/E - 14.23

Stock Price $9.11 on October 18, 2010

Lakeland Bancorp, Inc.

Capital Position

as of September 30, 2010

- Stockholders' Equity - $261 million
- Equity to Assets - 9.41%
- $39 million of Capital Purchase Program proceeds
  (Paid back $20 million in August 2010)
- Tangible Common Equity - $135 million
- Book Value per Common Share - $9.28
- Tangible Book Value per Common Share - $5.63

Lakeland Bancorp, Inc.

New Jersey Marketplace

- NJ is #1 based on population density
- NJ is #1 in Median Household income
- NJ is #2 in Per Capita Income
- 7th highest state in total deposits
  (including banks & thrifts)



PA
NY
NYC
SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
UNION
RICHMOND
HUNTERDON
SOMERSET
MIDDLESEX
MERCER
MONMOUTH
OCEAN
BURLINGTON
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

Source: SNL Financial 2010

Lakeland Bancorp, Inc.

Attractive Demographics Of Marketplace

2010 Median household income:

- Current Markets:
  - Morris, NJ ($104,165) (#5 in U.S.)
  - Bergen, NJ ($84,344)
  - Sussex, NJ ($84,019)
  - Warren, NJ ($75,195)
  - Passaic, NJ ($62,332)
  - Essex, NJ ($55,914)
- Contiguous Markets:
  - Hunterdon, NJ ($109,643) (#3 in U.S.)
  - Somerset, NJ ($101,044) (#10 in U.S.)
  - Rockland, NY ($92,461)
  - Orange, NY ($67,743)

SOURCE: SNL FINANCIAL / ESRI

Expansion Strategy

County	State	Total Deposits in Markets ($M) (1)	# of Small Businesses (2)
Current counties of operation			
Bergen	NJ	$ 38,484	32,828
Essex	NJ	$ 21,000	19,858
Morris	NJ	$ 18,781	17,370
Passaic	NJ	$ 9,696	12,046
Sussex	NJ	$ 2,278	3,641
Warren	NJ	$ 2,235	2,803
Total		**$ 92,474**	**88,546**
Contiguous counties			
Hudson	NJ	$ 24,021	13,059
Middlesex	NJ	$ 21,407	21,218
Union	NJ	$ 17,510	14,449
Rockland	NY	$ 8,025	9,093
Somerset	NJ	$ 8,456	9,783
Orange	NY	$ 5,508	8,975
Hunterdon	NJ	$ 3,314	4,128
Total		**$ 88,241**	**80,705**
Grand Total		**$180,715**	**169,251**


ORANGE
SUSSEX
ROCKLAND
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
HUNTERDON
SOMERSET
MIDDLESEX

SOURCE: SNL FINANCIAL / ESRI
(1) Data As Of June 30, 2010
(2) Data As Of 2008; Small Businesses Defined As Those With Less Than 100 Employees

Capitalize on Recent Consolidation Activity

Lakeland Bancorp, Inc.

- We have the opportunity to take advantage of recent consolidation activities in our target market area:
  - -Attract new customers seeking high service levels
  - -Attract quality employees seeking the "community bank" model
- Our target market has experienced 10 mergers over the last three years where 25% of deposits ($39 billion) have or will be "turned over" (1)
- Recent major acquisitions in our market area:
  - -Investors Bancorp / American Bancorp of NJ
  - -Banco Santander / Sovereign Bancorp
  - -Wells Fargo / Wachovia
  - -JP Morgan / Washington Mutual
  - -Valley National / Greater Community
  - -Toronto-Dominion Bank / Commerce Bank
  - -Provident Financial / First Morris Bank & Trust
  - -TD Banknorth / Interchange
  - -Capital One / North Fork
  - -TD Banknorth / Hudson United



ORANGE
SUSSEX
ROCKLAND
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
HUNTERDON
SOMERSET
MIDDLESEX
LBAI Branches
Acquired Branches

(1) Based on total deposits each target had in the respective counties

Lakeland Bancorp, Inc.

Experienced Management Team

President & CEO
25 Years Experience
Hudson United, TD Banknorth

Chief Operating Officer
25+ Years Experience
Midlantic

Chief Financial Officer
25+ Years Experience
Hudson United, HSBC

Chief Lending Officer
35 Years Experience
Hudson United, TD Banknorth



Chief Retail Officer
30 Years Experience
Sovereign

Chief Government/ Business Services Officer
25+ Years Experience
Bank of New York

Chief Credit Officer
25+ Years Experience
Fleet Bank

Chief Operations Officer
30 Years Experience
Horizon

General Counsel
15+ Years Experience
Hudson United, TD Banknorth

Lakeland Bancorp, Inc.

Loan Portfolio

(Dollars in millions)


$1,585
$1,882
$2,031
$2,014
$1,984
$196
$315
$88
$272
$105
$609
$356
$310
$92
$302
$115
$707
$311
$316
$108
$337
$139
$820
$120
$316
$118
$374
$167
$919
$79
$307
$78
$398
$173
$949
2006
2007
2008
2009
9/30/2010
Leases (4%)
Consumer (15%)
Construction (4%)
Mortgage (20%)
C & I (9%)
CRE (48%)

Lakeland Bancorp, Inc.

Loan Growth

(Dollars in millions)

Loans	+$135	+$195	+$174	+$11
Leases	+$160	-($ 45)	-($191)	-($41)



$356
$1,525
2007
$311
$1,720
2008
$120
$1,894
2009
$79
$1,905
9/30/2010
Loans (ex leases)
Leases

Lakeland Bancorp, Inc.

Commercial Lending

Commercial Lending

- Six NJ Lending offices
- Legal lending limit - $39m, House limit - $26m
- Only fourteen borrowers with over $10 million exposure
- Average Commercial loan size approximately $500k
- Centralized lending approval

C & I Lending

- New Chief Lending Officer
- Established specialized C&I Lending Teams
- Integrated C&I Lenders into other lending teams
- Relationship Banking

CRE & Construction Loans

as of September 30, 2010

- Outstanding $1,021m
- Non-Performing $20.8m
- Non-Performing 2.03%
- Net YTD Charge-offs $7.1m



Office 10%
Owner Occupied 36%
Other 12%
Comm'l Constr. 6%
Multi- Family 10%
Resid Constr 8%
Mixed 6%
Retail 12%

Lakeland Bancorp, Inc.

Consumer Loans

as of September 30, 2010

- Outstanding $247m Home Equity + $60m Other
- Non-Performing $2.8m (0.91%)
- Net YTD Charge-offs $1.5m
- 8,096 Loans in-market
- 23 Non-Performing loans



35%
28%
21%
14%
7%
0%
Average FICO scores (12/09) = 750
0%
0%
1%
1%
5%
12%
17%
24%
31%
8%
< 500
500-539
540-579
580-619
620-659
660-699
700-739
740-779
780-819
> 820

Residential Loans

as of September 30, 2010

- Outstanding $398m of 1 - 4 Family loans
- Non-Performing $12.5m (3.14%)
- Net YTD Charge-offs $0.2m
- 1,764 Loans in-market
- 33 Non-Performing loans


45%
36%
27%
18%
9%
0%
Average FICO scores (12/09) = 737
0%
1%
2%
6%
14%
26%
43%
8%
0%
< 499
500-549
550-599
600-649
650-699
700-749
750-799
800-849
> 850

Lakeland Bancorp, Inc.

Leasing Run-Off

- Exited Nationwide leasing business May 2008
- 4% of total loans at 9/30/2010 (15% at 12/31/2008)
- Sold two largest problem lease pools


$386
$311
$194
$120
$91
$79
6/08
12/08
6/09
12/09
6/10
9/10

- Outstanding $79m
- Non-Performing $6.5m
- Net YTD Charge-offs $2.0m

Lakeland Bancorp, Inc.

Investment Securities

as of September 30, 2010

- $509m (18% of Total Assets)
- Delevered $70m in 3Q 2010
- Primarily for liquidity purposes
- Short agencies, MBS, Munis
- No CDOs, CLOs, auction rate bonds, etc.
- No Agency Preferreds, No Pooled TRUPs
- No significant write downs

- 2.65% yield
- 2.88 year Weighted Average Life
- 2.62 year Modified Duration



19%
13%
4%
5%
59%
MBS/CMO ($301m)
Corporate Debt ($24m)
Munis ($67m)
Agencies ($97m)
Equities, FHLB, CRA ($20m)

Lakeland Bancorp, Inc.

Deposit Initiatives

- New Head of Retail Banking
- New Head of Retail Sales
- Outbound Call Center initiatives
- Three new branches, three branch closures
- Renewed DDA focus
- Proactively managed deposit pricing metrics

Lakeland Bancorp, Inc.

Deposits

Core Deposits 80% of Total Deposits

(Dollars in Millions)



$1,859
$209
$293
$101
$631
$322
$303
2006
$1,988
$240
$364
$154
$620
$318
$292
2007
$2,056
$217
$394
$281
$572
$290
$302
2008
$2,157
$182
$284
$384
$673
$311
$323
2009
$2,234
$185
$257
$415
$677
$320
$380
9/30/2010
Time > $100k (8%)
Time < $100k (12%)
MMDA (19%)
NOW (30%)
Savings (14%)
DDA (17%)

Lakeland Bancorp, Inc.

2010 Year to Date Highlights

- Net Income $10.8m vs. $(9.8)m loss in 2009
- Net Interest Margin 3.96% up from 3.68%
- DDA up 17% YTD
- Charge-offs 0.88% of average loans annualized (0.78% ex leasing)
- Allowance to Loans 1.37% vs. 1.27% Dec. 2009
- Efficiency ratio 56% vs. 64% 2009
- Paid down $20m of $59m TARP

Earnings Per Share



TARP
$0.04
$0.05
$0.05
$0.15
$0.16
$0.14
3Q '09
4Q '09
1Q '10
2Q '10
3Q '10

Lakeland Bancorp, Inc.

Third Quarter Year to Date

	2010	2009
Interest Income	$94.7	$100.3
Interest Expense	(20.2)	(31.9)
Net Interest Income	**$74.5**	**68.4**
Provision	(14.7)	(45.2)
G/(L) Sec / Debt	(0.2)	0.4
Non Interest Income	13.1	11.6
Expenses	(51.0)	(53.5)
Pretax	21.7	(18.3)
Tax Expense	(7.5)	10.8
Net Income pre TARP	**14.2**	**(7.5)**
TARP	(3.4)	(2.3)
Net Income post TARP	**$10.8**	**$(9.8)**

Lakeland Bancorp, Inc.

Net Interest Margin

	3Q 2009	3Q 2010
Asset Yield	5.18%	**4.93%**
IB Liability Cost	1.84%	**1.18%**
Spread	3.34%	**3.75%**
NIM	3.62%	**3.93%**

Deposit Pricing Trends

Lakeland Bancorp, Inc.



Weighted Average cost of total deposits for the quarter
1.83%
1.82%
1.53%
1.37%
1.21%
0.97%
0.82%
0.70%
0.64%
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
2008
2009
2010

NPAs & 90+ Days Delinquent / Assets



2.81%
1.87%
3Q '10
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
2008
2009
2010
Lakeland Bank
Peer Average

Lakeland Bancorp, Inc.

Credit Metrics

September 30, 2010 (dollars in millions)	Outstanding	NPA	Net Charge-Offs	Charge-Offs as a % of Outstanding
CRE	$1,021	$20.8	$7.1	0.93%
C & I	173	2.6	2.3	1.77%
Consumer	307	2.8	1.5	0.65%
Residential Mortgages	404	12.5	0.2	0.07%
Total Ex Leasing	1,905	38.7	11.1	0.78%
Leasing	79	6.5	2.0	3.38%
TOTAL	$1,984	$45.2	$13.1	0.88%

Reserves/Loans



2.06%
1.23%
1.37%
9/30/2010
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
2007
2008
2009
2010
Lakeland Bank
Peer Average

Lakeland Bancorp, Inc.

Non-Interest Expense[1]/ Average Assets


2.83%
2.46%
3Q '10
2005
2006
2007
2008
2009
1Q '10
2Q '10
3Q '10
Lakeland Bank
Peer Median

(1) excludes debt prepayment fees

Lakeland Bancorp, Inc.

Capital Ratios

	Well Capitalized	12/31/2008 (Pre-TARP)	09/30/2010
Tier 1 Ratio	6%	10.24%	12.44%
Total Risk Based Capital Ratio	10%	11.52%	13.69%
Leverage Ratio	5%	8.08%	9.14%
Tangible Common Equity Ratio		5.14%	5.05%

Lakeland Bancorp, Inc.

LBAI Investment Considerations

- One of the largest commercial banks in Northern NJ
- Attractive market demographics
- Growing C&I loan and deposit market share
- Leasing issues addressed
- Stable Asset quality
- Strong 2010 earnings
- $20 million TARP repayment
- 4Q 2010 Dividend increase

Lakeland Bancorp, Inc.

Peer Group
Regional Banks $2-$5B

- Financial Institutions (FISI)
- Hudson Valley (HUVL)
- Oceanfirst Financial Corp (OCFC)
- Provident NY Bancorp (PBNY)
- S & T Bancorp (STBA)
- Sandy Spring Bancorp (SASR)
- Smithtown Bancorp (SMTB)
- Sterling Bancorp (STL)
- Sun Bancorp (SNBC)
- Tompkins Financial (TMP)
- Univest Corporation (UVSP)